CONVERTIBLE NOTE
                                ----------------

$600,000.00                                                    November 14, 2006
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     FOR VALUE RECEIVED, BRIDGETECH HOLDINGS INTERNATIONAL, INC. (the "Borrower"
or the "Company") hereby promises to pay to the order of SKYWAY DEVELOPMENTS LIMITED (the "Lender"), on or before November 13, 2007 (the "Due Date"), the principal sum of Six Hundred Twenty-Four Thousand dollars ($624,000.00)
including six months interest, together with interest on the unpaid principal balance at the rate of eight (8%) percent per annum, as provided below.

     1.     Payment  Conversion  Terms.  Principal  and  Interest.  All  unpaid
            --------------------------
principal and accrued interest shall be due and payable not later than the Due Date. In the event that the Borrower receives a total of $10,000,000 is equity financing prior to the Due Date, then repayment of all unpaid principal and accrued interest shall be due within one week of the receipt of such financing. Lender, at his sole option, may convert the unpaid principal and accrued interest to Borrower's Common Stock, at any time, at a conversion price of $1.50 per share.

     2.     Additional  Consideration.  In addition to the amounts due to Lender
            -------------------------
from Borrower under Section 1. Borrower shall issue to Lender warrants to purchase 600,000 shares of Borrower's Common Stock at an exercise price of $1.50 per share (the "Warrants"). The Warrants shall have a term of two (2) years, and the agreement governing the Warrants shall contain such terms as are normally contained in such an agreement including a provision for the cashless exercise of the Warrants. As additional consideration to extend the term of this note by sic months to October 14, 2007.

     2.     Events  of Default. The entire unpaid principal amount of this Note,
            ------------------
together with all accrued interest thereon, shall, at the option of the Lender, forthwith become due and payable, without notice or demand of any kind, all of which are hereby expressly waived, upon the occurrence of any of the following events:

          (a) if there is a default in the payment of the principal of and/or interest on the Note in accordance with the terms hereof or in the due observance or performance of any of the conditions, covenants or agreements contained herein:

          (b) if the Company shall admit in writing its inability to pay its debts generally as the become due:

          (c) if the Company shall become insolvent, or shall be adjudicated bankrupt:

          (d) if bankruptcy, insolvency, arrangement, debt adjustment, or receivership proceedings, in which the Company is alleged to be insolvent or unable to pay its debt as they mature, shall be instituted by or against the Company, and the Company shall consent to the same or admit in writing the material allegations of the petition filed in such proceedings: or if such proceedings shall not be dismissed within 30 days after their institution or within such additional period of time as the Company shall reasonably request, provided the Company is diligently and in good faith prosecuting such dismissal:

          (c) if the Company shall make an assignment for the benefit of creditors:

          (f) if there is a material and adverse change in the Company's [Illegible] accelerated or the Company is required to make any payments other than those which would have been due in the absence of such default

     3.     Remedies. In case any one or more of the events specified in Section
            --------
2 hereof shall have occurred and be continuing, the Lender may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Company may proceed to enforce the payment of all sum due upon this Note or to enforce any other legal or equitable right of the Company.

     4.     Payment  of Costs and Expenses. The Borrower shall pay all costs and
            ------------------------------
expenses (including, without limitation, reasonable attorneys' fees) incurred by the Lender in order to collect the amounts due hereunder or to protect its interests hereunder.

     5.     Waiver  of  Presentment and Notice of Dishonor. The Borrower and all
            ----------------------------------------------
others who may at any time be liable hereon in any capacity, jointly and severally, waive any requirement of presentment, demand for payment, protest, notice of dishonor, notice of acceleration, notice of protest, or further notice or demand of any kind.

     6.     Notices.  All  notices,  requests, consents and other communications
            -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by overnight courier, facsimile transmission or first class registered or certified mail, return receipt requested, postage prepaid, address to such party at the address set forth below or such other address as many hereafter be designated in writing by the addressee to the addressor listing all parties:

               (a)  If to the Company, to:
                    Bridgetech Holdings International, Inc.
                    402 W. Broadway, 26th Floor
                    San Diego, CA 92101
                    Fax: 619-564-7149
                    Attn:  Michael Chermak

               (b)  If to the Lender:
                    Skyway Developments Limited
                    18 Harcourt Road, 2nd Floor No. 80
                    Admiralty Center, Shopping Arcade
                    Hong Kong
                    Attention:  Rebecca M. Y. Wong

All such notices and communications shall be deemed to have been given in the case of (a) facsimile transmission on the date sent, (b) personal delivery on the date of such delivers, (c) overnight courier on the day following delivery to such courier and (d) mailing on the third day after the posting thereof.

     7.     Governing  Law.  This  Note  shall  be  governed by and construed in
            --------------
accordance  with  the  laws  of  the  State  of  California.

     8.     Binding  Effect  Successor  and  Assigns. This Note shall be binding
            ----------------------------------------
upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Borrower may not sell or assign or transfer any of its interest hereunder without the prior written consent of the Lender, its successors or assigns.

     9.     Severability.  If  any  term,  condition,  or provision of this Note
            ------------
shall be held to be invalid, illegal or unenforceable in any respect, then in such event the remainder of this Note shall not be affected thereby and it shall remain in full force and effect except with respect to such term, condition, or provision.

     10.     Amendments;  No  Waiver.  Failure  of the Lender to insist upon the
             -----------------------
strict performance of any term, provision or covenant of the Note, or to exercise any option or election conferred, shall not be deemed to be a waiver or relinquishment of any future breach of any such term, covenant, condition, election or option. No provision of this Note may be waived, modified or discharged orally, by course of dealing or otherwise without a writing signed by the party to be charged with such waiver, modification or discharge.

     11.     Piggyback Registration Rights. In the event that the Lender chooses
             -----------------------------
to exercise his conversion rights in lieu of cash Borrower agrees to provide piggyback registration rights to such converted shares.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its agent thereunto duly authorized, as of the date first written above.

BRIDGETECH HOLDINGS INTERNATIONAL, INC.

By:  /s/ Michael Chermak
   ----------------------------------
Name:  Michael Chermak
Title: Chairman and Chief Executive Officer